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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form 8-K

                                Current Report

                      Pursuant to Section 13 or 15(d) of
                            The Securities Act 1934

Date of Report (Date of earliest event reported) February 11, 1998
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                               Respironics, Inc.
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Delaware                           000-16723                  25-1304989
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State of other jurisdiction        Commission                 IRS Employer
of incorporation                   File Number                Identification No.



1501 Ardmore Boulevard, Pittsburgh, PA               15221-4401
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(Address of principal executive officers)            (Zip Code)


Registrant's telephone number, including area code        (412) 731-2100
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Item 2.   Acquisition or Disposition of Assets.

On February 11, 1998, the Registrant completed the acquisition of Healthdyne Technologies, Inc., a Georgia corporation ("Healthdyne"). The acquisition of Healthdyne was consummated pursuant to an Agreement and Plan of Reorganization and related Agreement and Plan of Merger, each dated as of November 10, 1997, as amended, pursuant to which RIGA, Inc., a wholly owned subsidiary of the Registrant, was merged with and into Healthdyne (the "Merger"). Upon consummation of the Merger, approximately 11,900,000 shares of the Registrant's common stock became issuable to the former stockholders of Healthdyne, reflecting an exchange ratio of .9220 shares of the Registrant's common stock for each outstanding share of Healthdyne's common stock. In addition, approximately 1,300,000 additional shares of the Registrant's common stock are reserved for issuance upon exercise of options issued in replacement of Healthdyne options that were not exercised prior to the consummation of the Merger. The Merger was structured as a tax free reorganization and is intended to be accounted for as a pooling of interests.

Item 7.   Financial Statements and Exhibits.

          (a)  Financial Statements of Healthdyne.

          Incorporated herein by reference to (a) pages F-1 through F-5 of Healthdyne's Annual Report on Form 10-K, as amended, for the year ended December 31, 1996, as amended by Form 10K-A dated April 29, 1997, and (b) pages 2 through 6 of Healthdyne's Quarterly Reports on Form 10-Q for the quarters ended March 31, 1997, June 30, 1997, and September 30, 1997.

          (b)  Pro Forma Financial Information.

          Incorporated herein by reference to pages 57-64 of the Joint Proxy Statement/Prospectus forming a part of the Registrant's Registration Statement on Form S-4 (File No. 333-43703) dated January 5, 1998.

          (c)  Exhibits

          (1) Agreement and Plan of Reorganization and related Agreement and Plan of Merger, each dated as of November 10, 1997, as amended, by and among Respironics, Healthdyne, and RIGA, Inc. (incorporated by reference to Appendix I included in the Joint Proxy
          Statement/Prospectus forming a part of the Registrant's
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          Registration Statement on Form S-4 (File No. 333-43703) dated
          January 5, 1998).

          (2) Financial Statements of Healthdyne (incorporated herein by reference to (a) pages F-1 through F-5 of Healthdyne's Annual Report on Form 10-K, as amended, for the year ended December 31, 1996, as amended by Form 10K-A dated April 29, 1997 and (b) pages 2 through 6 of Healthdyne's Quarterly Reports on Form 10-Q for the quarters ended March 31, 1997, June 30, 1997, and September 30, 1997.


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       RESPIRONICS, INC.

                                       /S/ James C. Woll
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                                       James C. Woll
                                       Treasurer

Date: February 13, 1998